Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2026
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 4 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Noncancelable Purchase Obligations

The Company depends upon third party subcontractors for manufacturing of wafers, packaging and final tests. As of June 30, 2026, and December 31, 2025, the total value of open purchase orders acknowledged by such manufacturing contractors was approximately $13,297 thousand and $5,333 thousand, respectively.

The Company has noncancelable purchase agreements for certain IP embedded in the Company’s products as well as certain agreement for the license of development tools used by the development team. As of June 30, 2026, and December 31, 2025, the total value of non-paid amounts related to such agreements totaled to $3,740 thousand and $5,015 thousand, respectively.

b.	Legal proceedings

As of June 30, 2026 and December 31, 2025, the Company is not a party to, or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no material action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

On March 26, 2024, the Company received a complaint from a customer (hereafter ‘Customer’) regarding allegedly damaged chips due to a certain batch production incident that customer embedded in its product. The Company identified and remedied the production process.

On September 10, 2024, the Customer sent a cost claim letter in the amount of 2,096 thousand Euro.

In 2024, the Company recorded a relevant provision in its books, within its other current liabilities. Relevant expenses were recorded in the general and administrative expenses.

In June 2025, following the ongoing discussions with the Customer and updated indications, the Company decreased the provision in its financial statements by $323 thousand. The reversal of the provision was recorded in the general and administrative expenses.

In October 2025, the insurance company provided a draft release and discharge agreement to be signed by the Company, the Customer, and the insurer. Subject to the final execution of such agreement by all parties, the insurance company will pay the Customer $1,726 thousand, less a $250 thousand retention amount to be paid by the Company, as final settlement of the claim.

Based on the progress achieved and the insurance company’s written confirmation of its intent to settle, management determined that the realization of the reimbursement from the insurer is probable and the amount is reasonably estimable. Accordingly, the Company recognized in September 2025 an insurance recovery asset of $1,476 thousand (representing the expected reimbursement from the insurer). The related income was recognized within general and administrative expenses in the consolidated statement of operations.

In December 2025, following the draft release and discharge agreement, and the Customer’s feedback to this letter, the Company decreased the provision in its financial statements by additional $412 thousand. Reversal of the provision was recorded in the general and administrative expenses.

As of June 30, 2026, and December 31, 2025, the provision amounted to $1,726 thousand, while the insurance recovery asset amounted to $1,476 thousand. The remaining difference of $250 thousand reflects the retention amount to be paid by the Company.

During June 2026 the parties signed the release and discharge agreement, and the relevant amounts were paid by the Company and by the insurance company during July 2026 (please refer to Note 14 for further information).